Exhibit 25.1


                                  FORM T-1

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                          STATEMENT OF ELIGIBILITY

                 UNDER THE TRUST INDENTURE ACT OF 1939 OF A

                  CORPORATION DESIGNATED TO ACT AS TRUSTEE

                    CHECK IF AN APPLICATION TO DETERMINE

                    ELIGIBILITY OF A TRUSTEE PURSUANT TO

                           SECTION 305(b)(2) |__|

                            THE BANK OF NEW YORK
            (Exact name of trustee as specified in its charter)

New York                                               13-5160382
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

One Wall Street, New York, N.Y.                        10286
(Address of principal executive offices)               (Zip code)



                         JONES APPAREL GROUP, INC.
            (Exact name of obligor as specified in its charter)


Pennsylvania                                           06-0935166
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                     JONES APPAREL GROUP HOLDINGS, INC.
            (Exact name of obligor as specified in its charter)


Delaware                                               51-0384507
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                       JONES APPAREL GROUP USA, INC.
            (Exact name of obligor as specified in its charter)


Pennsylvania                                           23-2978516
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                            NINE WEST GROUP INC.
            (Exact name of obligor as specified in its charter)


Delaware                                               06-1093855
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


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                                                                          2


 .
250 Rittenhouse Circle
Bristol, Pennsylvania                                  19007
(Address of principal executive offices)               (Zip code)


                             -----------------

                              Debt Securities


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                                                                          3

1.   General information. Furnish the following information as to the
     Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

-----------------------------------------------------------------------------
             Name                                      Address
-----------------------------------------------------------------------------
Superintendent of Banks of the State                   2 Rector Street,
of New York                                            New York, NY 10006,
                                                       and Albany, NY 12203

Federal Reserve Bank of New York                       33 Liberty Plaza,
                                                       New York, NY  10045

Federal Deposit Insurance Corporation                  Washington, D.C.  20429

New York Clearing House Association                    New York, NY  10005

     (b) Whether it is authorized to exercise corporate trust powers.

         Yes.

2.   Affiliations with Obligors.

     If the obligors are affiliates of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


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                                                                          4


                                 SIGNATURE

          Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 6th day of April, 2001.

                                          THE BANK OF NEW YORK

                                          By:     /s/  THOMAS E. TABOR
                                              --------------------------------
                                               Name:  THOMAS E. TABOR
                                               Title: ASSISTANT VICE PRESIDENT


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                                                                          5

                    Consolidated Report of Condition of

                            THE BANK OF NEW YORK

                  of One Wall Street, New York, N.Y. 10286

                   And Foreign and Domestic Subsidiaries,

          a member of the Federal Reserve System, at the close of business December 31, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                               Dollar Amounts
ASSETS                                                           In Thousands
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin......           $3,083,720
   Interest-bearing balances............................            4,949,333
Securities:
   Held-to-maturity securities..........................              740,315
   Available-for-sale securities........................            5,328,981
Federal funds sold and Securities purchased under
   agreements to resell.................................            5,695,708
Loans and lease financing receivables:
   Loans and leases, net of unearned
      income............................................           36,590,456
   LESS: Allowance for loan and
      lease losses......................................              598,536
   LESS: Allocated transfer risk
      reserve...........................................               12,575
   Loans and leases, net of unearned income, allowance,
      and reserve.......................................           35,979,345
Trading Assets                                                     11,912,448
Premises and fixed assets (including capitalized leases)              763,241
Other real estate owned.................................                2,925
Investments in unconsolidated subsidiaries and
   associated companies.................................              183,836
Customers' liability to this bank on acceptances
   outstanding..........................................              424,303
Intangible assets.......................................            1,378,477
Other assets............................................            3,823,797
                                                                -------------
Total assets............................................          $74,266,429
                                                                =============
LIABILITIES
Deposits:

   In domestic offices..................................          $28,328,548
   Noninterest-bearing..................................           12,637,384
   Interest-bearing.....................................           15,691,164
   In foreign offices, Edge and Agreement subsidiaries,
      and IBFs..........................................           27,920,690
   Noninterest-bearing..................................              470,130
   Interest-bearing.....................................           27,450,560
Federal funds purchased and Securities sold under
   agreements to repurchase.............................            1,437,916
Demand notes issued to the U.S. Treasury................              100,000
Trading liabilities.....................................            2,049,818
Other borrowed money:
   With remaining maturity of one year or less..........            1,279,125


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                                                                          6

   With remaining maturity of more than one year
      through three years...............................                    0
   With remaining maturity of more than three years.....               31,080
Bank's liability on acceptances executed and
   outstanding..........................................              427,110
Subordinated notes and debentures.......................            1,646,000
Other liabilities.......................................            4,604,478
                                                                -------------
Total liabilities.......................................           67,824,765
                                                                 ------------
EQUITY CAPITAL
Common Stock............................................            1,135,285
Surplus.................................................            1,008,775
Undivided profits and capital reserves..................            4,308,492
Net unrealized holding gains (losses) on available-for-
   sale securities......................................               27,768
Accumulated net gains (losses) on cash flow hedges                          0
Cumulative foreign currency translation adjustments.....         (    38,656)
                                                               --------------
Total equity capital....................................            6,441,664
                                                               --------------
Total liabilities and equity capital....................          $74,266,429
                                                                -------------


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                                                                          7

I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                           Thomas J. Mastro


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                                                                          8

          We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi                            Directors
Alan R. Griffith
Gerald L. Hassell